Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       COCA-COLA BOTTLING CO. CONSOLIDATED
                           6.375% DEBENTURES DUE 2009
                              CUSIP No. 191098 AD4
                           (Hereinafter "Securities")
                                                                    $200,000,000

        COCA-COLA BOTTLING CO. CONSOLIDATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000) on May 1, 2009, and to pay interest thereon from April 26,1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing November 1, 1999 at the rate of 6.375% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 6.375% per annum on any overdue principal and premium and on any overdue installment of interest. Interest payments on this Security will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 11 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

        Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

        The defeasance provisions of Sections 1302 and 1303 of the Indenture will not apply to this Debenture.

        The Debentures will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of Debentures. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the Debentures to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 25 basis points. In the case of each of clause (1) and (2), accrued interest will be payable to the redemption date.

        "Treasury Rate" means, with respect to any redemption date for the Debentures, (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that established yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.

        "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures.

        "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

        "Independent Investment Banker" means Salomon Smith Barney Inc., its successor, or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of reputation and stature substantially the same as that of Salomon Smith Barney Inc. at the date of issue of the Debentures appointed by the Trustee after consultation with the Company.

        "Reference Treasury Dealer" means (1) each of Salomon Smith Barney, Inc., NationsBanc Montgomery Securities LLC, Goldman, Sachs & Co., First Union Capital Markets Corp. and SunTrust Equitable Securities and their respective successors, provided, however, that if any of such firms shall cease to be primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute another Primary Treasury Dealer and (2) any two other Primary Treasury Dealers selected by the Company.

        "Remaining Schedule Payments" means, with respect to any Debenture, the remaining scheduled payments of principal of and interest on such Debenture that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment on such Debenture will be reduced by the amount of interest accrued on such Debenture to such redemption date.

        On and after the redemption date, interest will cease to accrue on the Debentures or any portion of the Debentures called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price and accrued interest on the Debentures to be redeemed on such date. If less than all the Debentures are to be redeemed, the Debentures to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

        This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of July 20, 1994, as supplemented and restated by a Supplemental Indenture dated March 3, 1995 (as supplemented, herein called the "Indenture"), between the Company and NationsBank of Georgia, National Association, as Trustee (herein called the "Trustee", which term includes Citibank, N.A., which succeeded to all of the rights, powers, duties and obligations of the initial trustee under the Indenture by agreement of all parties, effective September 15, 1995, as well as any subsequent successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $250,000,000.

        If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  April 26, 1999

Certificate of Authentication:                 COCA-COLA BOTTLING CO.
                                               CONSOLIDATED
This is one of the Securities of the
series designated  herein referred to
in the within-mentioned Indenture.

Citibank, N.A., as Trustee                     By:  __________________________
                                                        David V. Singer
                                                        Chief Financial Officer
By:  ____________________________
        Authorized Officer                     Attest:


                                               ------------------------------
                                                 Patricia A. Gill
                                                 Assistant Secretary

                                               [SEAL]

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------
          (Name and address of assignee, including zip code, must be printed or typewritten)


------------------------------------------------------------------------------


------------------------------------------------------------------------------

the within Debenture, and all rights thereunder, hereby irrevocably constituting and appointing


------------------------------------------------------------------------------

Attorney to transfer said Debenture on the books of the within Company, with full power of substitution in the premises.


Dated:__________________                 ______________________________________
                                 NOTICE: The signature to this assignment must
                                         correspond with the name as it appears
                                         upon the face of the within or
                                         attached Debenture in every particular,
                                         without alteration or enlargement or
                                         any change whatever.

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       COCA-COLA BOTTLING CO. CONSOLIDATED
                           6.375% DEBENTURES DUE 2009
                              CUSIP No. 191098 AD4
                           (Hereinafter "Securities")
                                                                     $50,000,000

        COCA-COLA BOTTLING CO. CONSOLIDATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Fifty Million Dollars ($50,000,000) on May 1, 2009, and to pay interest thereon from April 26,1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing November 1, 1999 at the rate of 6.375% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 6.375% per annum on any overdue principal and premium and on any overdue installment of interest. Interest payments on this Security will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 11 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

        Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

        The defeasance provisions of Sections 1302 and 1303 of the Indenture will not apply to this Debenture.

        The Debentures will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of Debentures. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the Debentures to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 25 basis points. In the case of each of clause (1) and (2), accrued interest will be payable to the redemption date.

        "Treasury Rate" means, with respect to any redemption date for the Debentures, (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that established yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.

        "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures.

        "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

        "Independent Investment Banker" means Salomon Smith Barney Inc., its successor, or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of reputation and stature substantially the same as that of Salomon Smith Barney Inc. at the date of issue of the Debentures appointed by the Trustee after consultation with the Company.

        "Reference Treasury Dealer" means (1) each of Salomon Smith Barney, Inc., NationsBanc Montgomery Securities LLC, Goldman, Sachs & Co., First Union Capital Markets Corp. and SunTrust Equitable Securities and their respective successors, provided, however, that if any of such firms shall cease to be primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute another Primary Treasury Dealer and (2) any two other Primary Treasury Dealers selected by the Company.

        "Remaining Schedule Payments" means, with respect to any Debenture, the remaining scheduled payments of principal of and interest on such Debenture that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment on such Debenture will be reduced by the amount of interest accrued on such Debenture to such redemption date.

        On and after the redemption date, interest will cease to accrue on the Debentures or any portion of the Debentures called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price and accrued interest on the Debentures to be redeemed on such date. If less than all the Debentures are to be redeemed, the Debentures to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

        This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of July 20, 1994, as supplemented and restated by a Supplemental Indenture dated March 3, 1995 (as supplemented, herein called the "Indenture"), between the Company and NationsBank of Georgia, National Association, as Trustee (herein called the "Trustee", which term includes Citibank, N.A., which succeeded to all of the rights, powers, duties and obligations of the initial trustee under the Indenture by agreement of all parties, effective September 15, 1995, as well as any subsequent successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $250,000,000.

        If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  April 26, 1999

Certificate of Authentication:                  COCA-COLA BOTTLING CO.
                                                CONSOLIDATED
This is one of the Securities of
the series designated herein
referred to in the within-mentioned
Indenture.

Citibank, N.A., as Trustee                      By:  __________________________
                                                         David V. Singer
                                                         Chief Financial Officer
By:  ____________________________
        Authorized Officer                      Attest:


                                                ------------------------------
                                                  Patricia A. Gill
                                                  Assistant Secretary

                                                [SEAL]

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------
          (Name and address of assignee, including zip code, must be printed or typewritten)


------------------------------------------------------------------------------


------------------------------------------------------------------------------

the within Debenture, and all rights thereunder, hereby irrevocably constituting and appointing


------------------------------------------------------------------------------

Attorney to transfer said Debenture on the books of the within Company, with full power of substitution in the premises.


                                              _______________________________
Dated:__________________            NOTICE: The signature to this assignment
                                            must correspond with the name as it
                                            appears upon the face of the within
                                            or attached Debenture in every
                                            particular, without alteration or
                                            enlargement or any change whatever.